                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           BT FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                                     LOGO
                           BT FINANCIAL CORPORATION

                                551 MAIN STREET
                         JOHNSTOWN, PENNSYLVANIA 15901

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 12, 1998

  Notice is hereby given that the Annual Meeting of the Shareholders of BT Financial Corporation will be held at the Holiday Inn Downtown-Johnstown, 250 Market Street, Johnstown, Pennsylvania, on Tuesday, May 12, 1998, at 3:00 p.m., E.D.S.T., for the following purposes:

     (1) To elect four directors of the class whose terms will expire with the 2002 Annual Meeting;

     (2) To approve the 1998 Equity Incentive Plan; and

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has established the close of business on March 31, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

  ALL SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING, ARE URGED TO COMPLETE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                  By Order of the Board of
                                                  Directors

                                                  /s/ Laura L. Roth

                                                  Laura L. Roth, Secretary

April 3, 1998

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                                      OF
                           BT FINANCIAL CORPORATION

                              GENERAL INFORMATION

  This Proxy Statement is being mailed on or about April 3, 1998 in connection with the solicitation of the enclosed form of proxy by the Board of Directors of BT Financial Corporation (the "Corporation") for use at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, May 12, 1998, and at any adjournment or adjournments thereof.

  The Corporation is a Pennsylvania business corporation and is registered with the Federal Reserve Board as a bank holding company. Its principal subsidiaries are Laurel Bank ("Laurel"), which is a Pennsylvania chartered bank and trust company (the "Bank"), and Laurel Trust Company, a Pennsylvania-chartered trust company (the "Trust Company"). Such subsidiaries are referred to herein as "Affiliates".

  Shareholders of record at the close of business on March 31, 1998 will be entitled to vote at the Annual Meeting. On that date, there were outstanding 6,250,436 shares of the Corporation's Common Stock, par value $5.00 per share. Each share of Common Stock entitles the holder to one vote on each matter that may properly come before the meeting. The presence in person or by proxy of holders of a majority of shares entitled to be cast by all outstanding shares of Common Stock will constitute quorum for purposes of the meeting.

  The enclosed form of proxy indicates the number of full shares registered in the shareholder's name. It does not include any shares held for participants in the Dividend Reinvestment Plan. Full shares held for such participants will be voted by the Administrator of the Dividend Reinvestment Plan in accordance with the participant's completed proxy.

  Shares may be voted in person or by proxy. Any person giving a proxy may revoke it at any time before it is voted, by giving written notice to the Secretary of the Corporation. The presence at the Annual Meeting of a shareholder who has signed a proxy does not itself revoke that proxy.

  Directors are elected by the affirmative vote of a plurality of the votes cast, and votes may be cast in favor of or withheld from each director nominee. Votes may not be cumulated in the election of directors. An affirmative vote of a majority of the votes entitled to be cast by shareholders present in person or by proxy at the meeting is required for approval of all other matters presented. Abstentions, votes withheld and broker non-votes (described below) are counted in determining whether a quorum is present. Abstentions with respect to any proposal other than the election of directors will have the same effect as votes against the proposal, because approval requires a vote in favor of the proposal by a majority of the votes entitled to be cast by shareholders present in person or by proxy at the meeting. Brokers and nominees holding shares for a beneficial owner are precluded from exercising their voting discretion with respect to certain matters to be acted upon and, in the absence of specific instructions from the beneficial owner of the shares, will not be empowered to vote the shares on such matters, and, therefore, will have no effect on the outcome of any of such matters to be voted upon at the meeting. Shares represented by such broker non-votes will, however, be counted for purposes of determining whether there is a quorum.

  If no instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted (i) for the election of the nominees identified below, (ii) for the 1998 Equity Incentive Plan and (iii) by the proxies in their discretion on any other matters to come before the meeting. Shareholders whose shares are held of record by a broker or other nominee are nevertheless encouraged to fill in the boxes of their choice on the proxy, as brokers and other nominees may not be permitted to vote shares with respect to certain matters for which they have not received specific instructions from the beneficial owners of the shares.

  All expenses of this solicitation, including the cost of mailing, will be borne by the Corporation. The Corporation will not pay any compensation for the solicitation of proxies, but upon request will reimburse banks, brokers, and other nominees, fiduciaries and custodians for their reasonable expenses incurred in sending these proxy materials to beneficial owners and obtaining their instructions. In addition, proxies may be solicited by directors, officers and management personnel of the Corporation and its subsidiaries, but no additional compensation will be paid by the Corporation to such individuals for such solicitation. Solicitations may be made by mail, telephone, telegraph or in person.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL 1)

  The Amended and Restated Articles of Incorporation of the Corporation provide that the Board of Directors shall be divided into four classes. The directors of each class serve for a term of four years, and at each Annual Meeting the shareholders elect the successors to the directors of the class whose terms expire at the time of such Annual Meeting. In addition, the shareholders at the Annual Meeting elect directors to fill any vacancies in the Board of Directors, including vacancies which have been filled on an interim basis by the directors.

  At the forthcoming Annual Meeting, the shareholders will elect four directors for the class whose terms expire in 1998 to serve until the 2002 Annual Meeting and until their respective successors are duly elected and qualified.

  It is intended that shares represented by the enclosed form of proxy will be voted for the election of the nominees identified below, unless authority to so vote is withheld. If elected, all nominees have agreed and are expected to serve until the end of their respective terms and until their successors are duly elected and qualified. If any of them becomes unable to serve for any reason, the persons appointed in the enclosed proxy may vote for any substitute or substitutes nominated by the Board of Directors.

  Under the Pennsylvania Business Corporation Law of 1988, as amended, the affirmative vote of a plurality of the votes cast at an annual meeting of a corporation is required to elect the directors of that corporation. Accordingly, abstentions and broker non-votes have no effect on the outcome of the election of directors. Votes may not be cumulated in the election of directors.

  The following table sets forth certain information about the nominees for election as directors and about the continuing directors of the Corporation. Each nominee or director has been engaged in the principal occupation listed for five years or more, except as otherwise indicated in the table. There are no family relationships among the directors, nominees and executive officers of the Corporation.

                        DIRECTOR
 NAME AND AGE            SINCE   PRINCIPAL OCCUPATION
 ------------           -------- --------------------

I. NOMINEES FOR TERMS TO EXPIRE IN 1998:

 John H. Anderson       1993     Chairman and Chief Executive Officer of the
 47                              Corporation, since 1995; Chairman, President
                                 and Chief Executive Officer of the Corporation
                                 from 1993 to 1995; President and Chief
                                 Operating Officer of the Corporation from 1992
                                 to 1993; Vice Chairman of the Corporation from
                                 1991 to 1992; Chairman of Johnstown Bank and
                                 Trust Company (Bank and Trust) now known as
                                 Laurel Bank, since 1993; President of Bank and
                                 Trust from 1990 to 1991.

 G. Scott Baton         1996     Chairman and Chief Executive Officer of
 61                              Chestnut Ridge Foam, since 1986.

 Edward L. Mears        1983(b)  Retired. Vice President of Mears Enterprises,
 70                              Inc., mining, from 1980 to 1990; Partner in C
                                 & E Farms, since 1980; Partner in Allegheny
                                 Farm Service, Inc., since 1994.

 Roger S. Nave          1981(a)  Owner-operator of Suburban Real Estate
 68                              Company, real estate, since 1963; President of
                                 DoNan, Inc., a real estate holding company,
                                 since 1979.

II. CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2001:

 William B. Kania       1989(c)  Partner in Kania & Sharpe, CPA's since 1991.
 66                              Former Proprietor of William B. Kania, CPA
                                 from 1988 to 1991; Professor of Business and
                                 Economics at California University of
                                 Pennsylvania from 1961 to 1987.

 Robert G. Salathe, Jr. 1991(c)  Chairman and Chief Executive Officer of
 68                              Bedford Valley Petroleum Corporation and
                                 Cumberland Petroleum Corporation since 1987;
                                 President of LBS Corporation since 1988;
                                 Treasurer of RG's Food Shops, Inc. since 1990.

 William R. Snoddy      1990(c)  President of Coolspring Stone Company since
 60                              1988; President of Golden Eagle Construction,
                                 B&L Trucking, Inc., and WRS Rentals, a real
                                 estate rental company since 1992;
                                 Secretary/Treasurer of Golden Eagle
                                 Construction from 1970 to 1992.

 W.A. Thomas            1980(a)  Retired. President and director of Rockwood
 67                              Holding Company, underwriters of workmen's
                                 compensation insurance, from 1981 to 1988.
                                 Chairman of Rockwood Insurance Company from
                                 1983 to 1988.

                         DIRECTOR
 NAME AND AGE             SINCE   PRINCIPAL OCCUPATION
 ------------            -------- --------------------

III. CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2000:

 Martin L. Bearer        1979(b)  Owner, North Cambria Fuel Co., mining, since
 72                               1971.

 John C. Cwik            1996     Retired. Physician-Anesthesiologist of
 73                               Conemaugh Memorial Hospital, since 1954;
                                  Clinical Professor of Anesthesiology, West
                                  Virginia University, from 1975 to 1997.

 Ethel J. Otrosina       1983(a)  Retired. Executive Vice President and
 72                               Secretary of the Corporation from 1983 to
                                  1993 and of Bank and Trust from 1980 to 1993;
                                  Secretary and Assistant Treasurer of the
                                  Trust Company from 1990 to 1993.

IV. CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 1999:

 Louis G. Galliker       1978(a)  President of Galliker Dairy Company, dairy
 63                               products, since 1968.

 Gerald W. Swatsworth    1970(a)  Retired. Chairman and Chief Executive Officer
 71                               of the Corporation from 1992 to 1993.
                                  Chairman, President and Chief Executive
                                  Officer of the Corporation from 1984 to 1992;
                                  Chairman of Bank and Trust from 1984 to 1993;
                                  Chief Executive Officer of Bank and Trust
                                  from 1979 to 1993; President of Bank and
                                  Trust from 1970 to 1985.

 Rowland H. Tibbott, Jr. 1970(b)  President and Chief Executive Officer of
 57                               Tibbott, Inc., a pharmacy, Wild and Free
                                  Nature Shops and Hallmark Shops holding
                                  company, since 1968.

 Thomas A. Young         1996     Attorney-at-Law, private practice of law,
 65                               since 1958.

--------
(a) Includes service as a director of Bank and Trust (now known as Laurel
    Bank) before Bank and Trust became a subsidiary of the Corporation on July 1, 1983.
(b) Includes service as a director of Laurel before Laurel became a subsidiary of the Corporation on January 1, 1985.
(c) Includes service as a director of Bank and Trust.
(d) Includes service as a director of Fayette Bank.

  The Board of Directors recommends that the shareholders vote FOR the election of each of the foregoing nominees as directors.

MEETINGS AND COMMITTEES

  The Board of Directors of the Corporation met 15 times in 1997. During the year, each incumbent director named above attended 75% or more of the aggregate number of: (i) the total number of meetings of the Board of Directors of the Corporation and (ii) the total number of meetings of the committees of the Board of Directors of the Corporation on which he or she served, except Mr. Salathe due to previous commitments.

  The Executive Committee of the Corporation's Board of Directors met 13 times in 1997. The Executive Committee consists of John H. Anderson, Martin L. Bearer, William B. Kania, L. Robert Kimball, Edward L. Mears, Ethel J. Otrosina, Robert G. Salathe, Jr., Gerald W. Swatsworth, Committee Chairman, and W. A. Thomas. The Executive Committee, when the Board of Directors is not in session, possesses and exercises the power of the Board except when action by the full Board is specifically required by statute or the Corporation's By-Laws; and also except such duties as are specifically withheld by the Board of Directors or assigned to other committees. The Executive Committee also acts as the Compensation Committee of the Board of Directors.

  The Audit Committee of the Corporation's Board of Directors met 5 times in 1997. The members. of the Audit Committee are Louis G. Galliker, Committee Chairman, Roger S. Nave, William R. Snoddy and Rowland H. Tibbott, Jr. The primary responsibility of the Audit Committee is to supervise the internal audit of the Corporation and its subsidiaries and to determine that they maintain adequate internal controls and procedures. The Audit Committee also reviews with the independent public accountants the scope and results of their annual examination.

  The Corporation's Board of Directors does not have a separate nominating committee or a separate compensation committee.

DIRECTORS' COMPENSATION

  Directors receive an annual retainer fee of $3,500, $800 for attending each meeting of the Board of Directors of the Corporation and $400 for attending each meeting of a committee of the Board. As a director of any Affiliate, each director of the Corporation also receives $500 for attending each meeting of such Affiliate's board of directors and $250 for attending each meeting of a committee of such Affiliate's board of directors. Each director serves on one of five Regional Boards which meet quarterly. Directors receive $500 for attending each Regional Board meeting. Employees of the Corporation or any of the Affiliates receive no compensation for their services as directors.

                                STOCK OWNERSHIP

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  As of February 20, 1998, Laurel Trust Company, an affiliate of the Corporation beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission (the "SEC")) 571,162 shares of Common Stock of the Corporation or 9.14% of the outstanding Common Stock of the Corporation, all of which are held in a fiduciary capacity under various agreements with Laurel Trust Company as Trustee. Laurel Trust Company has advised the Corporation that it has sole investment power for 571,162 shares, sole voting power with respect to 541,883 shares and shared voting power with respect to 29,280 shares. Laurel Trust Company holds 38,601 shares under trust arrangements for directors and officers which Common Stock is also reported in the following table. Other than as set forth above, the Corporation has no knowledge of any person who owned of record or beneficially more than 5% of the outstanding Common Stock of the Corporation.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table reflects shares of Common Stock of the Corporation beneficially owned (or deemed to be beneficially owned pursuant to the rules of the SEC) as of February 20, 1998 by each continuing director of the Corporation, each of the executive officers named in the Summary Compensation Table below and the current directors and executive officers of the Corporation as a group.

                                              COMMON STOCK AMOUNT
                                              NATURE OF BENEFICIAL  PERCENT OF
   NAME                                           OWNERSHIP/1/     COMMON STOCK
   ----                                       -------------------- ------------
   John H. Anderson..........................         4,144             *
   G. Scott Baton, II........................        17,205             *
   Martin L. Bearer..........................        34,969             *
   John C. Cwik..............................        37,600/3/          *
   Louis G. Galliker.........................         4,277             *
   William B. Kania..........................        42,884             *
   Edward L. Mears...........................        34,638/2/          *
   Roger S. Nave.............................        30,913/3/          *
   Ethel J. Otrosina.........................         8,144             *
   Robert G. Salathe, Jr.....................         9,156             *
   William R. Snoddy.........................        17,121             *
   Gerald W. Swatsworth......................        37,848/3/          *
   W. A. Thomas..............................         7,571/3/          *
   Rowland H. Tibbott, Jr....................        15,521/4/          *
   Thomas A. Young...........................        21,583/2/          *
   Steven C. Ackmann.........................         2,455/2/          *
   Eric F. Rummel............................         1,649/2/          *
   Kim Craig.................................           763/2/          *
   William Smith.............................        44,541/2/          *
   All current officers and directors as a
    group (28 persons).......................       383,241           6.13%

--------
/1/Under regulations of the Securities and Exchange Commission, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the securities. Voting power is the power to create or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Unless as was indicated in the other footnotes below, each director has sole voting power over the sales indicated opposite their name.

/2/Includes the following shares held jointly with spouses and or minor children, as to which voting and investment power is shared with the spouse or child; Mr. Mears, 138; Mr. Young, 21,303; Mr. Ackmann, 2,455; Mr. Rummel, 1,348; Mr. Smith, 808; and Mr. Craig, 15.

/3/Includes the following shares held solely by the spouse: Mr. Cwik, 17,600; Mr. Nave, 27,225; Mr. Swatsworth 14,488; and Mr. Thomas, 2,420.

/4/Includes 4,050 shares held by Mr. Tibbott's mother to which Mr. Tibbott has power of attorney.

*Represents less than 1% of the Corporation's Common Stock.

                            EXECUTIVE COMPENSATION

  The following summary compensation table shows the compensation paid by the Corporation and its Affiliates during the three fiscal years ended December 31, 1995, 1996 and 1997 to the Chief Executive Officer and the four most highly compensated executive officers of the Corporation and its Affiliates whose total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1997:

                          SUMMARY COMPENSATION TABLE

                             ANNUAL COMPENSATION
-----------------------------------------------------------------------------
               (A)                     (B)        (C)      (D)        (E)
                                                                  OTHER ANNUAL
                                   YEAR ENDED  SALARY/1/ BONUS/2/ COMPENSATION
NAME AND PRINCIPAL POSITION        DECEMBER 31    ($)      ($)        ($)
---------------------------        ----------- --------- -------- ------------
J.H. Anderson/4/                      1997     $288,817  $ 7,161       --
Chairman and Chief Executive          1996     $262,005  $17,256
 Officer                              1995     $229,544     --

S.C. Ackmann/5/                       1997     $201,253  $ 4,737       --
President and Chief Operating         1996     $189,073  $12,154
 Officer                              1995     $155,820     --

E. F. Rummel                          1997     $171,916  $ 4,090       --
Vice Chairman (from 7/1/96 to         1996     $153,515     --
 present) and President and Chief     1995     $118,583     --
 Operating Officer, Laurel Bank

J. William Smith/6/                   1997     $169,338  $ 3,969       --
Vice Chairman                         1996     $151,754     --

K. Craig                              1997     $164,434  $ 3,564       --
President and Chief Operating         1996     $148,092     --
 Officer,                             1995     $125,395     --
 Trust Company

--------
/1/Cash earned and received by executive officers.

/2/In 1996, the Corporation adopted a Key Employee Incentive Compensation Plan pursuant to which certain employees receive an annual performance bonus award consisting of cash and stock.

/3/The Corporation provides the named executive officers with certain group health, life, medical and other non-cash benefits generally available to all salaried employees and not required to be included in this column pursuant to the rules of the SEC. The amounts shown in this column represent the cost of funding projected retirement benefits under the Corporation's Supplemental Executive Benefit Plans. The Corporation presently funds the Supplemental Executive Benefit Plans through the purchase of life insurance and annuities.

                                       LONG-TERM COMPENSATION
-----------------------------------------------------------------------------------------------
      (F)                    (G)
                          SECURITIES                    (H)                           (I)
  RESTRICTED              UNDERLYING                    LTIP                       ALL OTHER
STOCK AWARDS/2/            OPTIONS                     PAYOUT                   COMPENSATION/3/
      ($)                  SARS (#)                     ($)                           ($)
---------------           ----------                   ------                   ---------------

    $ 7,161                   --                         --                         $53,817
    $17,256                                                                         $42,089
      --                                                                            $69,933

    $ 4,736                   --                         --                         $37,454
    $12,154                                                                         $28,642
      --                                                                            $51,281

     $4,089                   --                         --                         $23,598
      --                                                                            $18,520
      --                                                                            $ 2,525

     $3,968                   --                         --                         $35,880
      --                                                                            $40,837

     $3,564                   --                         --                         $ 1,508
      --                                                                            $(1,855)
      --                                                                            $ 1,104

--------
/4/Mr. Anderson held the positions of Chairman, President and Chief Executive Officer from 1993 to October 2, 1995.
/5/Mr. Ackmann held the position of Vice Chairman from 1992 to October 2,
1995.
/6/Mr. Smith was President and Chief Executive Officer of the Moxham Bank Corporation and Moxham Bank. As part of the terms of the Corporation's merger with Moxham Bank Corporation, Mr. Smith became Vice Chairman of the Corporation. Mr. Smith's salary for 1996 includes $67,622 paid by Moxham and $84,132 paid by the Corporation. Mr. Smith's "All Other Compensation" figure for 1996 includes $13,837 in contributions to the Moxham Bank Supplemental Executive Benefit Plan and $27,000 in contributions to the Corporation's Supplemental Executive Benefit Plan.

SUPPLEMENTAL EXECUTIVE BENEFIT PLAN

  Both the Corporation and Laurel maintain separate but substantially identical Supplemental Executive Benefit Plans covering designated senior officers of the Corporation and the subsidiary bank (the "Supplemental Plans"). The Supplemental Plans became effective in 1994 and, as amended, supersede all prior supplemental benefit plans.

  Under each Supplemental Plan, a supplemental retirement benefit is payable to each Executive (as defined in the Supplemental Plans) upon normal retirement after age 65 or in a reduced amount if the Executive elects early retirement after age 55. The amount of the individual supplemental retirement benefit payable to each Executive is calculated based upon the Executive's annual base salary for a specified period preceding the Executive's retirement, subject to certain adjustments. The maximum annual supplemental benefit payable on a monthly basis, however, may not exceed 70 percent of the Executive's annual base salary at retirement, less (a) payments made under the Corporation's Employees Retirement Plan, (b) 50 percent of the Executive's primary insurance benefit under Social Security, and (c) any monthly payments to the Executive under the Moxham Bank Corporation Executive Retirement Plan ("Moxham Plan"). If, however, the Executive receives a lump sum payment under the Moxham Plan, the Executive will not receive any supplemental retirement payments until the aggregate amount of such payments exceeds the amount of the lump sum payment. If each Executive remains with the Corporation until age 65 and based upon December 31, 1997 calculations, Messrs. Anderson, Ackmann, Rummel, Smith and Craig would be entitled to receive annual supplemental retirement benefits under the Supplemental Plans as follows: Mr. Anderson, $159,117, Mr. Ackmann, $104,536, Mr. Rummel $61,794, Mr. Smith, $26,954. Mr.
Craig will be included in the Supplemental Plan beginning in 1998. If an Executive is eligible for and elects early retirement after attaining age 55, the Executive's annual supplemental retirement benefit is subject to reduction by 5 percent for each year or part thereof between age 65 and the Executive's age at early retirement.

  Retirement benefits under the Supplemental Plans are payable monthly for the longer of the lifetime of the Executive or ten years, unless the Executive elects one of three alternative actuarially adjusted joint and survivor annuity options. In lieu of monthly retirement benefits, Executives who retire at or after attaining age 65 may elect to receive a lump-sum benefit equal to the actuarial equivalent value of the scheduled annual supplemental retirement benefit otherwise payable. The obligations of the Corporation and its Affiliates to pay these benefits have been funded in large part by previously purchased annuities and life insurance. The Corporation and its Affiliates are not required to fund obligations under the Supplemental Plans; however, the Corporation and its Affiliates have the discretion to set aside assets or otherwise fund the Supplemental Plans.

  The Supplemental Plans also contain salary continuation arrangements for designated Executives and Participating Employees (as defined in the Supplemental Plans), including Messrs. Anderson, Ackmann, Rummel, Smith and Craig, in order to provide a continuation of income to the Executive's or Participating Employee's family in the event of his or her death while actively employed by the Corporation or its Affiliates. The death benefit is payable as follows: (a) if a Participating Employee dies before age 55, his or her designated beneficiary will receive an amount equal to 60 percent of his or her annual base salary for one year, and thereafter 30 percent of such salary until the month in which the Participating Employee would have attained the age of 65; and (b) if an Executive dies after age 55, the beneficiary will receive an amount equal to 60 percent of the Executive's annual base salary for one year, and thereafter 30 percent of such salary for nine additional years. The Corporation and its Affiliates may terminate their obligation to an Executive or Participating Employee under the salary continuation arrangement upon 30 days notice at any time before an obligation to pay benefits arises by reason of the death of an Executive or Participating Employee. The Corporation and its Affiliates maintain life insurance for the purpose of funding these salary continuation obligations.

  The Supplemental Plans contain provisions which are intended to provide transitional security to the Executives designated in the plans (Messrs. Anderson, Ackmann, Rummel, Smith and Craig) upon the occurrence of certain specified "Change in Control" events. "Change in Control" events include: (a) the Corporation learns that a third party has acquired beneficial ownership of 25 percent or more of the voting power of the Corporation; (b) a tender offer is made to acquire 50 percent or more of the voting power of the Corporation;
(c) less than 51 percent of the directors of the Corporation are persons who either were directors on the effective date of the Supplemental Plans (the "Effective Date") or individuals whose election or nomination for election as director was approved by a majority of the directors then in office who were directors on the Effective Date; (d) the shareholders approve an agreement either for the Corporation to be merged, consolidated or otherwise combined with, or for substantially all the assets or stock of the Corporation to be acquired by, a third party, and as a result of such event, the former shareholders of the Corporation would own less than a majority of the voting power of the surviving corporation or acquiring person; or (e) the shareholders approve any liquidation of substantially all of the assets of the Corporation or any distribution to security holders of 30 percent or more of the total value of such assets. The Supplemental Plans provides for the following on any "Change in Control" event: (a) a lump sum payment to the Executive in an amount equal to three times the Executive's then annual base salary; (b) full vesting of his or her supplemental retirement benefit, payable at age 65, or on an actuarially reduced basis at age 55, or if "Change of Control" event occurs prior to the Executive's eligibility for retirement or early retirement, a lump sum payment equal to the discounted value of the death benefits payable as if the Executive had died on the date of termination of his employment; and (c) continuation of coverage under all group, life, disability, accident and health insurance coverage in effect at the time of termination of employment, for not more than five years, or, if sooner, until the Executive obtains full-time employment, reaches age 65, or dies.

RETIREMENT PLAN

  All eligible employees of the Corporation and each of the Affiliates are covered by an Employees Retirement Plan. The retirement plan is a non-contributory, defined benefit pension plan which provides a normal retirement benefit based on each participant's years of service with each Affiliate and the participant's average monthly compensation, which is defined as the compensation received during any 60 consecutive months during the last 120 months prior to retirement, divided by 60, which produces the highest average. Benefits are equal to one percent of average monthly compensation up to the Social Security covered compensation level multiplied by the full years of credited service to normal retirement date, plus one and one-half percent of the amount of average monthly compensation in excess of such level, multiplied by the years of credited service to normal retirement date up to a maximum of 35 years. Normal retirement age is 65. Benefits under the retirement plan are not subject to any deduction for Social Security or other offset amounts. Directors are not entitled to benefits under the retirement plan unless they are also active employees of the Corporation or one of the Affiliates. The following table sets forth the estimated annual benefits payable to an employee retiring in 1997 under the retirement plan, reflecting applicable limitations under Federal tax laws:

                                        YEARS OF SERVICE AT RETIREMENT
                                   -------------------------------------------------
               AVERAGE
             ANNUAL BASE
             COMPENSATION            10            20            30            40
             ------------          -------       -------       -------       -------
       $ 80,000................    $10,448       $20,896       $31,344       $40,567
       $105,000................    $14,198       $28,396       $42,594       $54,942
       $130,000................    $17,948       $35,896       $53,844       $69,317
       $155,000................    $21,698       $43,396       $65,094       $83,692
       $180,000................    $22,448       $44,896       $67,344       $86,567
       $205,000................    $22,448       $44,896       $67,344       $86,567
       $230,000................    $22,448       $44,896       $67,344       $86,567
       $255,000................    $22,448       $44,896       $67,344       $86,567

  As of December 31, 1997, Messrs. Anderson, Ackmann, Rummel, Smith and Craig have been credited with 13, 10, 23, 1 and 11 years of service, respectively, for purposes of the retirement plans.

  The approximate accrued benefits at age 65 (or retirement if later) based on years of credited service are for Messrs. Anderson ($25,900), Ackmann ($18,800), Rummel ($36,700), Smith ($2,000) and Craig ($17,500). Covered
compensation is based on salary shown in column (c) of the summary compensation table.

  The approximate projected benefits at age 65 based on years of credited service to age 65 are for Messrs. Anderson ($65,400), Ackmann ($61,000), Rummel ($86,300), Smith ($31,900) and Craig ($70,900). Covered compensation is based on salary shown in column (c) of the summary compensation table.

  Prior to their merger into the Employees Retirement Plan of the Corporation, the retirement plans of Laurel and Fayette Bank were amended effective January 1, 1987 to contain the provisions described above, subject to the provision that an employee of either of those Banks who retires after 1986 will receive a benefit not less than the benefit that he or she would have received under the prior plans based upon the employee's compensation prior to 1987.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During the year ended December 31, 1997, John H. Anderson, Chairman and Chief Executive Officer of the Corporation, served as a member of the Executive Committee of the Board of Directors of the Corporation. The Executive Committee performs the duties and functions of a Compensation Committee.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than ten percent of a registered class of the

Corporation's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity, securities of the Corporation. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

  To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all
Section 16(a) filing requirements applicable to the Corporation's officers, directors and greater than ten-percent beneficial owners were complied with, except as set forth in the next three sentences. Thomas A. Young filed two reports late relating to 3 market acquisitions of shares. L. Robert Kimball filed 3 reports late relating to 4 market acquisitions of shares. Gerald W. Swatsworth filed one report late relating to 2 market acquisitions of shares.

                  EXECUTIVE COMMITTEE REPORT ON COMPENSATION

  The Executive Committee of the Corporation performs the duties and functions of a Compensation Committee. The Executive Committee consists of nine members, eight of whom are disinterested, non-employee directors. John H. Anderson, Chairman and Chief Executive Officer of the Corporation, is a member of the Executive Committee. Mr. Anderson does not participate in any decisions made by the Executive Committee relating to his own compensation.

  The Executive Committee, acting as the Compensation Committee, is responsible for all aspects of executive compensation. It determines levels of compensation for each executive officer of the Corporation and administers the Corporation's Supplemental Executive Benefit Plan, Key Employee Incentive Compensation Plan as well as other employee welfare and benefit plans of the Corporation. The Executive Committee also reviews compensation levels of other members of management, evaluates management performance and considers management succession issues and other related matters. Following its deliberations, the Executive Committee reports to the entire Board of Directors on all aspects of its compensation decisions affecting executive officers of the Corporation.

  The Corporation's overall executive compensation objective is to attract and retain qualified executive officers by compensating them at levels comparable to those at similar financial institutions. The Corporation's compensation program for executive officers consists of four elements: (1) base salary, (2) participation in the Supplemental Executive Benefit Plan, (3) performance-based annual bonuses under the Corporation's Key Employee Incentive Compensation Plan, and (4) participation in other welfare and benefit plans available to employees of the Corporation and its subsidiaries generally. A fifth component will be participation in the 1998 Equity Incentive Plan if it is approved at the annual meeting. In previous years, perquisites in the form of company-owned automobiles were a small component of executive compensation. The Corporation has terminated all company-owned vehicles.

  SALARY. The Executive Committee reviews and, if appropriate, revises salary levels for each executive officer of the Corporation semi-annually and for the Chief Executive Officer annually. Salary adjustments made by the Committee become effective February 1 and August 1 of each fiscal year.

The Executive Committee utilizes independent compensation consultants to assist it in fixing executive salary levels. The consultants provide information concerning executive compensation levels in the Corporation's peer group and submit recommendations concerning salary levels for each of the Corporation's executive officers.

  Executive officer salaries are determined in light of individual performance, corporate performance and comparability to salaries paid to executive officers at other bank holding companies of comparable asset size to the Corporation in Pennsylvania. In fixing the Chief Executive Officer's salary, the Executive Committee also considers his effectiveness in achieving expansion and growth objectives of the Corporation.

  BONUS PLAN. The Corporation adopted a Key Employee Incentive Compensation Plan in July, 1996. The purpose of this Plan is to enhance shareholder value and to contribute to the growth and earnings of the Corporation by directing key employees of the Corporation and its subsidiaries to attain corporate and individual performance goals set from year to year by the Executive Committee. The Plan permits bonus awards to be made in the form of stock or cash to promote ownership of the Corporation's Common Stock by key employees. Under this Plan, at the beginning of each year the Chief Executive Officer recommends (except as to himself) whether a bonus pool will be fixed, who will be eligible to be considered for incentive awards, the amount of the overall bonus pool, corporate objectives for the year and individual objectives upon which the incentive awards will be made. Individual objectives are based on ratings received by participants under the Corporation's Management Performance Appraisal System utilized for determining salary levels and eligibility for promotion. The Executive Committee makes all final determinations as to these matters, except the Chief Executive Officer must achieve a minimum individual performance rating specified by the plan. If any participant does not meet his or her minimum individual performance rating, the participant will not be entitled to any award for the year even if all corporate performance goals are met. Each individual's share of the overall bonus pool is based on the individual's salary compared with the salaries of all other participants in the Plan for the year.

  The Committee may also grant discretionary bonuses under this Plan. Bonuses may be paid in cash or in unrestricted shares of the Corporation's Common Stock, valued at the date of issuance. Shares may be newly issued, treasury shares or shares purchased in the open market by the Corporation. Bonuses may not be paid for any year if (a) the Corporation has violated any significant covenant included in any credit or loan agreement, unless the violation has been waived or cured by the end of the year, (b) payment of aggregate incentive awards would cause the Corporation to violate any significant debt covenant, or (c) if the Corporation does not have positive after-tax earnings for the year. Incentive awards may be reduced pro rata to satisfy these conditions.

  For 1997, the Executive Committee established the maximum bonus pool available to all participants as 1.5% of net income for the period January 1 through December 31, 1997, payable 50% in cash and 50% in Common Stock. The following corporate performance goals were established: earnings per share of at least $3.00, return on equity of at least 13.00% and an efficiency ratio not to exceed 60%. Achievement of each corporate target was given a one-third weight.

  The bonus pool for 1997 under the Plan was $258,150. One of the corporate performance objectives was achieved. A total of $86,050 in awards, representing 33% of the total pool was paid in respect of 1997.

  SUPPLEMENTAL EXECUTIVE BENEFIT PLAN. Certain executive officers participate in the Corporation's Supplemental Executive Benefit Plan, which is administered by the Executive Committee. The Supplemental Executive Benefit Plan provides a salary continuation program for executive officers and a non-qualified deferred compensation plan for Messrs. Anderson, Ackmann, Smith, Craig and Rummel.

  OTHER PLANS. The Corporation maintains other pension benefit and welfare plans for employees of the Corporation and its subsidiaries, including a defined benefit plan, a 401(k) stock purchase plan, and medical, disability and life insurance plans. Executive officers participate in these plans on a non-preferential basis.

  For the year ended December 31, 1997, net income for the Corporation increased by 24.5% as compared to the year ended December 31, 1996, and by 31.4% over net income for the year ended December 31, 1995. Excluding one-time charges for reorganization costs associated with the acquisitions of Moxham Bank Corporation and a special assessment to recapitalize the Savings Association Insurance Fund ("SAIF"), net income in 1996 would have increased by 19.8% as compared to 1995. Total compensation (including salaries and bonuses) of the executive officers of the Corporation, less deferred compensation payments made to the executive officers, over the comparable three (3) year period increased by an average of 35.3% for each individual executive officer of the Corporation. In addition to reviewing the net income figures of the Corporation in determining executive compensation, the Executive Committee also took into account total shareholder return, which increased by 90.1% over the comparable three (3) year period. Therefore, the Executive Committee believes that executive compensation fairly reflects the benefits received by the Corporation's shareholders.

  Additionally, the independent compensation consultant submitted a comprehensive review of Mr. Anderson's compensation. As part of this review, the consultant evaluated and compared the components of his total compensation package with compensation packages of chief executives of other Pennsylvania banks and bank holding companies of similar asset size. The consultant concluded that Mr. Anderson's compensation program is reasonable, competitive and equitable. While the amount of his compensation within the various pay components is conservative, the program reflects a compensation philosophy that seeks to maintain competitive fairness while, at the same time, linking the Chief Executive Officer's pay with enhanced shareholder interests.

                              EXECUTIVE COMMITTEE


      *John H. Anderson                 Ethel J. Otrosina
       Martin L. Bearer                 Robert G. Salathe, Jr.
       William B. Kania                 Gerald W. Swatsworth, Chairman
       L. Robert Kimball                W.A. Thomas
       Edward L. Mears



February 25, 1998
--------
*Mr. Anderson is a non-participating member of the Executive Committee as to compensation matters.

                            STOCK PRICE PERFORMANCE

  The following graph compares the performance of the Corporation's Common Stock with the performance of the NASDAQ Market index and a peer group index over the past five years. The graph assumes that $100 was invested on December 31, 1992 in the Corporation's Common Stock, the NASDAQ Market index and the peer group index, and that all dividends were reinvested. The peer group index was derived from the stock performance of a composite group of financial institutions of comparable size located in the Middle Atlantic states. The stock price performance shown on the graph is not necessarily indicative of future price performance:





                             [GRAPH APPEARS HERE]
                  COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                 AMONG BTFC, NASDAQ INDEX AND PEER GROUP INDEX

Measurement period
(Fiscal year Covered)        BTFC                NASDAQ              PEER GROUP
---------------------        ----                ------              ----------
Measurement PT -
12/31/92                     $100                $100                $100
FYE 12/31/93                 $133                $120                $124
FYE 12/31/94                 $124                $126                $118
FYE 12/31/95                 $168                $163                $179
FYE 12/31/96                 $219                $203                $254
FYE 12/31/97                 $320                $248                $375




Data in the graph was compiled by Media General Financial Services.

                    CERTAIN RELATIONSHIPS AND TRANSACTIONS

  Directors and officers of the Corporation, and certain business and non-profit organizations and individuals associated with them or with which they have been associated, have been customers of and have had normal banking transactions with the Banks from time to time prior to and during 1997. All such loans or extensions of credit have been made in the ordinary course of the Banks' business, on terms substantially equivalent, including interest rates and collateral, to those prevailing at the time for comparable transactions with other customers of the Banks, and did not involve more than the normal risk of collectibility or present other unfavorable features.

  Thomas A. Young, a director of the Corporation, is engaged in the private practice of law, and renders legal services to the Corporation.

                          1998 EQUITY INCENTIVE PLAN
                                 (PROPOSAL 2)

  On November 26, 1997, the Board of Directors of the Corporation adopted the 1998 Equity Incentive Plan (the "1998 Plan") subject to approval by the shareholders of the Company. Pursuant to the 1998 Plan, equity interests may be granted which are intended to constitute incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options or other performance-based incentive awards. All employees and directors of the Corporation and its subsidiaries are eligible to receive options under the 1998 Plan. Only employees of the Corporation or its subsidiaries are eligible to receive incentive stock options under the 1998 Plan.

  The Board of Directors recommends that the 1998 Plan be approved because it believes that the 1998 Plan will enhance the Corporation's ability to attract, retain and motivate directors, officers and employees and is therefore in the best interest of the Corporation and its shareholders.

  Set forth below is a summary of the 1998 Plan, which is qualified by the terms of the actual 1998 Plan set forth as Exhibit A to this Proxy Statement and incorporated herein.

PURPOSE

  The purpose of the 1998 Plan is (a) to assist the Corporation in recruiting and retaining highly qualified managers, consultants and staff, (b) to provide employees with an incentive for productivity, and (c) to provide employees an opportunity to share in the growth and value of the Corporation.

ADMINISTRATION

  The 1998 Plan will be administered by the Board of Directors which may at any time delegate its authority to administer the Plan to a Committee which is appointed by the Board of Directors of the Corporation and consists of not less than two persons to administer the Plan on behalf of the Board. Members of the Committee or the Board who are eligible for options or have received options may vote on any matters affecting the administration of the 1998 Plan or the awards, except for any awards to themselves. The Committee determines which directors and employees receive an option or options under the 1998 Plan, the type of option (incentive stock option, non-qualified stock option or combination) to be granted, the exercise price of the options, the number of shares subject to each option, the terms and provisions of each option or options. The Committee also determines which directors and employees receive phantom stock units (PSUs), the time or times PSUs are awarded, the number of PSUs to be awarded, and the duration of the period during which and the conditions under which a participant's right to PSUs will vest.

  The Committee may, in its discretion prescribe, amend and rescind any of the rules and regulations relating to the 1998 Plan, except that once an incentive stock option or non-qualified stock option is granted under the 1998 Plan, such an option remains an incentive stock option or non- qualified stock option despite any amendment or supplementation.

AGGREGATE NUMBER OF SHARES

  The aggregate number of shares which may be issued upon the exercise of options under the 1998 Plan is 600,000 shares of Common Stock. The market value of securities underlying the options or rights as of February 20, 1998 is $131,050,000. Options which expire or become unexerciseable for any reason without having been exercised in full, or shares which are subsequently repurchased by the Corporation may be returned to the Plan and are available for future options granted under the 1998 Plan.

OPTION PRICE

  The option price for incentive stock options issued under the 1998 Plan must be at least equal to the fair market value of the Common Stock as of the date the option is granted. If an incentive stock option is awarded to a person who at the time of such award owns more than 10% of the total combined voting power of all classes of the Company's stock, the price per share shall be at least equal to 110% of the fair market value of the common stock as of the date such option is awarded. For shares such as the Corporation's common stock which is traded through the NASDAQ fair market value will be determined by reference to the closing price as reported in The Wall Street Journal. The option price for non-qualified stock options issued under the 1998 Plan must be at least $5.00 per share.

PAYMENT

  The method of payment of the option price on exercise of options granted under the 1998 Plan is determined by the Committee at its discretion. It may consist of (a) cash, (b) promissory notes, (c) shares of common stock having an aggregate fair market value per share on the date of surrender equal to the aggregate exercise price of the shares as to which the option shall be exercised, or any combination of methods, or (d) such other consideration permitted under any laws to which the Corporation is subject and which the Committee approves.

EXERCISABILITY

  Any option awarded under the 1998 Plan is exercisable at the times and under the conditions specified in the option agreements. Any vesting conditions are stated in the options agreement. Where no vesting conditions are stated, the options are considered fully vested as of the granting date. Options may be exercised in any order selected by the participant. Unless terminated by the option's terms, incentive stock options and non-qualified stock options expire ten years after the date they are awarded. Incentive stock options awarded to persons owning more than 10% of the total combined voting power for all classes of the Corporation's stock, unless terminated by the options' terms, expire five years after the date they are awarded.

NON-TRANSFERABILITY

  Options granted pursuant to the 1998 Plan are not transferable, except by will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including for this purpose, the optionee's legal guardian or custodian in the event of disability.

AMENDMENT OR TERMINATION; PLAN EXPIRATION

  The Corporation's Board has the right at any time, and from time to time, to amend, supplement, revise, terminate or discontinue the 1998 Plan, without shareholder approval, except that no amendment or revision may change the aggregate number of shares for which options may be awarded, change the designation of the class of employees eligible to receive options or decrease the price at which options are awarded. In the event of a "change of control" of the Corporation, as defined in the 1998 Plan, the Board of Directors, in its discretion, may terminate the 1998 Plan and exchange all 1998 Plan options for options to purchase common stock in the successor corporation or distribute for each optionee cash and/or other property minus the option price prior to the change in control.

OPTION GRANTS

  As of February 20, 1998, no options had been granted under the 1998 Plan.

FEDERAL INCOME TAX CONSEQUENCES

  THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE 1998 EQUITY INCENTIVE PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

INCENTIVE STOCK OPTIONS

  Generally, under the Code, there are no regular income tax consequences when an incentive stock option (Incentive Option) is granted or exercised. (See, however, discussion of Alternative Minimum Tax below). If an optionee exercises Incentive Options and does not dispose of the shares until the later of two years from the date the option was granted or one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Corporation will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (disqualifying disposition), the optionee generally will realize ordinary income in the year of disposition and the Corporation will receive a corresponding deduction, in an amount equal to the the lesser of the fair market value of the option stock on the date of exercise, minus the option price, or the amount realized on the disposition of the stock, minus the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to spouses). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

  The exercise of an Incentive Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise (or such later date, if applicable, as described below in "Non-Qualified Options", if the optionee is a 16(b) Person who has not made an 83(b) Election) exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition. Effective January 1, 1994, the Revenue Reconciliation Act of 1994 replaced the 24% alternative minimum tax rate on individuals with a two-tier alternative minimum tax rate having an initial rate of 26% and second-tier rate of 28% on alternative minimum taxable income over $175,000.

  An optionee who surrenders shares as payment of the exercise price of his Incentive Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Option in payment of the exercise price of another Incentive Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

  Under the Code, all of the shares received by an optionee upon exercise of an Incentive Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of any disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

NON-QUALIFIED OPTIONS

  Generally, there will be no federal income tax consequences to either the optionee or the Corporation on the grant of Non-Qualified Options granted pursuant to the 1998 Plan. On the exercise of a Non-Qualified Option, the optionee (except as described below) has taxable ordinary income equal to the fair market value of the shares acquired on the exercise date over the option price of the share. The Corporation will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162) in an amount equal to such difference. However, special rules may apply where stock is registered under the Exchange Act and the optionee is an officer, director or 10% or greater shareholder of the Corporation subject to potential liability under Section 16(b) of the Securities Exchange Act of 1934 ("Exchange Act") for so-called "short-swing" profits (a "16(b) Person") in connection with certain purchases and sales, or sales and purchases, of the Corporation's stock within a period of six months.

  According to SEC rules promulgated under Section 16(b) of the Exchange Act, the grant of an option, not its exercise, is treated as a "purchase" for
Section 16(b) purposes. If such grant is made pursuant to a plan qualifying under the SEC rules and six months elapse between the grant of the option and the sale of the shares received upon the exercise thereof, such grant will be exempt from Section 16(b). With respect to the exercise of a Non-Qualified Option, if a 16(b) Person has not purchased or acquired shares of Common Stock within the six month period prior to the exercise date (other than purchases or acquisitions exempt from Section 16(b)), the 16(b) Person will be required to recognize ordinary income (i) six months after the date of grant of exercise (in the event of exercise within six months of the date of grant) or
(ii) the date of exercise (in the event of exercise after six months from the date of grant). The timing of income recognition with respect to a 16(b) Person who exercises a Non-Qualified Option within six months of a prior non-exempt purchase or acquisition of Common Stock is uncertain. It is possible that the Internal Revenue Service will take the position that, despite the prior non-exempt purchase or acquisition, the 16(b) Person recognizes income on the date of exercise rather than the date which is six months following the date of such prior non-exempt purchase or acquisition. A 16(b) Person can be certain of recognizing income on the exercise date by making an election not later than 30 days following the exercise date to have the income determined as of the date of exercise (an "83(b) Election"), in which case the Corporation's deduction will also be determined as of the exercise date.

  Upon the sale of stock acquired by exercise of a Non-Qualified Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Under current law, net capital gains (net long term capital gain less net short term capital loss) is subject to a maximum rate of 28%. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

  An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Option and the delivery of such shares is a disqualifying disposition. See "Federal Income Tax Consequences--Incentive Stock Options". The optionee will recognize ordinary income on the exercise of the Non-Qualified Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise (or such later date, as described above, if the optionee is a 16(b) Person who has not made an 83(b) Election, and such later date is applicable).

PHANTOM STOCK OPTIONS

  Optionee who exercises a phantom stock option is entitled to receive at some later date cash equal to the value of the phantom shares. The Optionee is not taxed until receipt of the cash payment on the specified date. The Corporation will have its deduction delayed to the specified date also.

LIMITATION ON CORPORATION'S DEDUCTION

  Generally, Section 162(m) of the Code limits the Corporation's federal income tax deduction for the compensation paid in any year to its chief executive officer and its four highest paid executive officers to $1.0 million, to the extent that such compensation is not "performance based." A stock option will, in general, qualify as "performanced based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the shareholders entitled to vote thereon, and (iii) is granted by a compensation committee consisting solely of at least two independent directors. The terms of the 1998 Plan and the composition of the committee are intended to comply with these regulations relating to stock options. If a stock option to an executive referred to above is not "performance based," the amount that would otherwise be deductible by the Corporation in respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1.0 million.

REASONS FOR SHAREHOLDER APPROVAL

  Shareholder approval of the 1998 Plan is required by a NASD bylaw, the Code and SEC Regulations. A NASD bylaw requires companies whose shares are reported on the NASDAQ National market to obtain shareholder approval of stock plans for directors, officers or key employees. The Code requires shareholder approval of the 1998 Plan to permit options granted to qualify as incentive stock options to the extent so designated and to permit the 1998 Plan to meet the requirements of Section 162(m) of the Code applicable to performance-based compensation. Rule 16b-3 under the Exchange Act includes shareholder approval. If the requirements of Rule 16b-3 are satisfied, then neither the grant of an option under the 1998 Plan nor subject to certain conditions, the transfer of shares to pay an option price under the 1998 Plan, will trigger the provisions of Section 16(b) of the Exchange Act regarding "short-swing" profits.

  The Board of Directors recommends that the shareholders vote FOR the 1998 Equity Incentive Plan.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has appointed Coopers & Lybrand as independent public accountants to audit the consolidated financial statements of the Corporation for the year ending December 31, 1998. Representatives of Coopers & Lybrand will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                              1999 ANNUAL MEETING

  The next Annual Meeting of the Corporation's shareholders is scheduled to be held on May 11, 1999. In order to be included in the Corporation's Proxy Statement and form of proxy relating to the 1999 Annual Meeting, any proposal which a shareholder intends to present for consideration at such meeting must be received by the Secretary of the Corporation no later than December 2, 1998.

  Any nomination by a shareholder for election as a director must conform to the requirements of Section 11.2 of the By-Laws of the Corporation, a copy of which Section will be furnished promptly without charge upon written or oral request to the Secretary of the Corporation at its principal office, 551 Main Street, Johnstown, Pennsylvania 15901, (814) 532-3801. Any such nomination for the 1999 Annual Meeting must be received in writing by the Secretary of the Corporation no later than March 19, 1999, or not later than ten days after the date on which notice of such Annual Meeting is sent to shareholders, whichever is later.

                                 OTHER MATTERS

  The Board of Directors does not know of any business which will come before the Annual Meeting for action by the shareholders other than the matters specified in the accompanying Notice of the meeting. If any other matters requiring a shareholder vote properly come before the meeting, the persons appointed in the enclosed proxy card will vote in accordance with their discretion with respect to such matters.

                                                                 March 24, 1998

                                                                      EXHIBIT A

                           BT FINANCIAL CORPORATION
                          1998 EQUITY INCENTIVE PLAN

Section 1. Purposes.

  The BT Financial Corporation 1998 Equity Incentive Plan (the "Plan") is effective May 12, 1998. The purposes of the Plan are to: (a) assist BT Financial Corporation (the "Company") in recruiting and retaining highly qualified managers, consultants and staff; (b) provide Employees with an incentive for productivity; and (c) provide Employees an opportunity to share in the growth and value of the Company. The equity interests granted pursuant to the Plan are intended to constitute Incentive Stock Options within the meaning of section 422 of the Code, Non-Qualified Stock Options, or other performance-based incentive awards, as determined by the Committee, or the Board if no Committee has been appointed at the time of the Award. The type of equity interests awarded will be specified in the Option Agreement between the Company and the Participant.

Section 2. Definitions.

  (a) "Affiliate" shall mean, with respect to a Person, a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

  (b) "Award" shall mean a grant of a PSU or an Option or Options to an Employee pursuant to the provisions of this Plan. Each separate grant of a PSU, an Option or Options to an Employee and each group of PSUs or Options which matures on a separate date, is treated as a separate Award.

  (c) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

  (d) "Cause" shall mean a determination by the Board that the Participant:

    (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any duty owed to the Company;

    (ii) has been convicted of a misdemeanor involving moral turpitude or a felony;

    (iii) has pled nolo contendere to a felony;

    (iv) has disclosed trade secrets or confidential information of the Company; or

    (v)   has breached any agreement with the Company.

  (e) "Change of Control" means the date upon which any of the following events occurs or conditions first exist:

    (i) The Company acquires actual knowledge that any Person (other than the Company or any employee benefit plan sponsored by the Company) has acquired beneficial ownership, directly or indirectly, of securities of the Company entitling such Person to 25% or more of the voting power of the Company;

    (ii) (a) A tender offer is made to acquire securities of the Company entitling the holders thereof to 50% or more of the voting power of the Company; or (b) voting securities of the Company are first purchased pursuant to any other tender offer;

    (iii) At any time less than 51% of the members of the Board are individuals who were either: (a) directors of the Company on July 24, 1996; or (b) individuals whose election, or nomination for election, was approved by a vote of a majority of the directors then still in office who were directors on July 24, 1996 or who were so approved;

    (iv) The shareholders of the Company approve an agreement providing for the Company to be merged, consolidated or otherwise combined with, or for all or substantially all the Company's assets or stock to be acquired by, another Person, as a consequence of which the former shareholders of the Company will own, immediately after such merger, consolidation, combination or acquisition, less than a majority of the voting power of such surviving or acquiring Person or the parent thereof; or

    (v) The shareholders of the Company approve any liquidation of all or substantially all of the assets of the Company or any distribution to security holders of assets of the Company having a value equal to 30% or more of the total value of all the assets of the Company.

  (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (g) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed.

  (h) "Common Stock" shall mean the common stock of the Company, $5.00 par value per Share.

  (i) "Company" shall mean BT Financial Corporation.

  (j) "Director" shall mean an individual who is a member of the Board of Directors of the Company or any of its Subsidiaries.

  (k) "Disability" shall mean a disability of an Employee or a Director which renders such Employee or Director unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity which would entitle that employee, officer or director to receive Social Security Disability Income under the Social Security Act, as amended, and the regulations promulgated thereunder. "Disabled" shall mean having a Disability. The determination of whether a Participant is Disabled shall be made by the Committee, whose determination shall be conclusive; provided that,

    (i) if a Participant is bound by the terms of an employment agreement between the Participant and the Company or any of its Subsidiaries, whether the Participant is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein provided; and

    (ii) a Participant bound by such an employment agreement shall not be determined to be Disabled under the Plan any earlier than he would be determined to be disabled under his employment agreement.

  (l) "Employee" shall mean any person employed by the Company or any of its Subsidiaries.

  (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (n) "Fair Market Value Per Share" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 8 hereof.

  (o) "Incentive Stock Option" shall mean an Option which is an incentive stock option as described in Section 422 of the Code.

  (p) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Committee may, in its sole discretion, substitute the definition of "outside director" provided in the regulations under Section 162(m) of the Code in place of the definition of Non-Employee Director contained in the Exchange Act.

  (q) "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

  (r) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase Shares that is awarded pursuant to the Plan, or a Reload Option.

  (s) "Option Agreement" shall mean a written agreement substantially in the form of Exhibit A-1 or A-2, or such other form or forms as the Committee (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Award.

  (t) "Participant" shall mean each Employee or Director of the Company or a Subsidiary to whom an Award is granted pursuant to this Plan.

  (u) "Person" shall mean an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

  (v) "Plan" shall mean this BT Financial Corporation 1998 Equity Incentive Plan, as amended from time to time.

  (w) "Pool" shall mean the pool of Shares of Common Stock subject to the Plan, as described in Section 6 hereof.

  (x) "PSU" means a phantom stock unit award made pursuant to Section 10 hereof, which gives the Participant the right to receive the Value of such PSU at a specified time, to be paid in cash.

  (y) "Reload Option" is defined in Section 11.

  (z) "Securities Act" shall mean the Securities Act of 1933, as amended.

  (aa) "Shares" shall mean shares of Common Stock contained in the Pool, as adjusted in accordance with Section 9 of the Plan.

  (bb) "Subsidiary" shall mean a subsidiary of the Company, whether now or hereafter existing, as defined in sections 424(f) and (g) of the Code.

  (cc) "Termination of Employment" means a cessation of the employer- employee relationship between the Participant and the Company and any Subsidiary for any reason, including (without limitation) resignation, discharge, death, Disability, or retirement. If a Participant transfers employment from the Company to any Subsidiary, then, unless determined otherwise by the Board, a Termination of Employment shall not be deemed to have occurred.

  (dd) "Value" means, with respect to a PSU, the Fair Market Value per Share on the date of exercise of such PSU.

Section 3. Participation.

  Participants in the Plan shall be selected by the Committee from the Employees. The Board may make Awards at any time and from time to time to Employees. Any Award may include or exclude any Employee, as the Board shall determine in its sole discretion.

Section 4. Administration.

  (a) Structure.

    (i) In General. The Plan shall be administered by the Committee. The Board may at any time delegate its authority to administer the Plan to a standing committee of the board or to a special Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Awards or have received Awards may vote on any matters affecting the administration of the Plan or the Award of any Options or PSUs pursuant to the Plan, except that no such member shall act upon the Award of an Option or PSU to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the Award of Options or PSUs to himself or herself.

  From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

    (ii) Committee Powers. If the Board delegates its authority to administer the Plan to a Committee, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be taken hereunder by, the Board. If the Board does not delegate its authority to a Committee, each reference herein to the Committee will be construed as a reference to the Board unless the context otherwise requires.

    (iii) Company Registered Securities Under Exchange Act. So long as the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Committee shall consist of not less than two persons, each of whom shall be a Non-Employee Director.

  (b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion:

    (i)   to make Awards;

    (ii) to select the persons to whom Incentive Stock Options, Non-Qualified Stock Options, and PSUs may from time to time be granted hereunder;

    (iii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, and PSUs, or any combination thereof, may be granted hereunder;

    (iv) to determine the exercise price of any Options to be awarded in accordance with Sections 7 and 8 of the Plan;

    (v) to determine the number of Shares to be covered by each such Award granted hereunder;

    (vi) to prescribe, amend and rescind rules and regulations relating to the Plan;

    (vii) to determine the terms and provisions of each Award under the Plan and each Option Agreement (which need not be identical with the terms of other Awards and Option Agreements) and, with the consent of the Participant, to modify or amend any outstanding Option or Option Agreement;

    (viii) to accelerate the vesting or exercise date of any Award;

    (ix) to interpret the Plan or any agreement entered into in connection with the Plan;

    (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Awards or agreements relating to the Award or exercise thereof; and

    (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

  (c) Effect of the Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding with respect to all Awards under the Plan.

  (d) Limitation of Liability. Notwithstanding anything herein to the contrary (with the exception of Section 31 hereof), no member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Award hereunder.

Section 5. Eligibility.

  Awards may be made to Employees and Directors, except that only a person employed by the Company or any of its Subsidiaries may receive an Incentive Stock Option. An Employee or Director who has received an Award, if he or she is otherwise eligible, may receive additional Awards.

Section 6. Stock Subject to the Plan.

  Subject to the provisions of this Section 6 and the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be awarded and sold under the Plan is 600,000 Shares of Common Stock (collectively, the "Pool"). The maximum aggregate number of Shares which may be awarded and sold under the Plan to any individual Participant is 600,000 Shares of Common Stock. Options awarded from the Pool may be either Incentive Stock Options or Non-Qualified Stock Options, as determined by the Committee. If an Option should expire or become unexercisable for any reason without having been exercised in full, or if Shares are subsequently repurchased by the Company, the unpurchased or repurchased Shares which were subject thereto whether they are retired or held as treasury shares shall, unless the Plan shall have been terminated, be returned to the Plan and become available for future Awards under the Plan.

Section 7. Terms and Conditions of Options.

  Each Option awarded pursuant to the Plan shall be authorized by the Committee and shall be evidenced by an Option Agreement in such form as the Committee may from time to time determine. Each Option Agreement will incorporate by reference the terms of the Plan and will include provisions as to the following:

  (a) Number of Shares. The number of Shares subject to the Option, which may include fractional Shares.

  (b) Option Price. The price per Share payable on the exercise of any Option which is an Incentive Stock Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value Per Share of the Common Stock on the date such Option is awarded, without regard to any restriction other than a restriction which will never lapse. Notwithstanding the foregoing, if an Option which is an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the Award of such Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, the price per Share payable upon exercise of such Incentive Stock Option shall be no less than 110 percent (110%) of the Fair Market Value Per Share of the Common Stock on the date such Option is awarded. The price per Share payable on the exercise of an Option which is a Non-Qualified Stock Option shall be at least $5.00 per Share and shall be stated in the Option Agreement.

  (c) Consideration. The consideration to be paid for the Shares to be issued upon the exercise of an Option, including the method of payment, which shall be determined by the Committee and may consist entirely of cash, promissory notes or shares of Common Stock having an aggregate Fair Market Value Per Share on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Committee. In making its determination as to the type of consideration to accept, the Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    (i) If the consideration for the exercise of an Option is a promissory note, it may, in the discretion of the Committee, be either full recourse or nonrecourse and shall bear interest at a per annum rate which is not less than the applicable federal rate determined in accordance with section 1274(d) of the Code as of the date of exercise. In such an instance the Company may, in its sole discretion, retain the Shares purchased upon exercise of the Option in escrow as security for payment of the promissory note.

    (ii) If the consideration for the exercise of an Option is the surrender of previously acquired and owned shares of Common Stock, the Participant will make representations and warranties satisfactory to the Company regarding his title to the shares of Common Stock used to effect the purchase (the "Payment Shares"), including without limitation, representations and warranties that the Participant has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The per share value of the Payment Shares shall be the Fair Market Value Per Share of such Payment Shares on the date of exercise as determined by the Board in its sole discretion, exercised in good faith. If such Payment Shares were acquired upon previous exercise of Incentive Stock Options granted within two years prior to the exercise of the Option or acquired by the Participant within one year prior to the exercise of the Option, such Participant shall be required, as a condition to using the Payment Shares in payment of the exercise price of the Option, to acknowledge the tax consequences of doing so, in that such previously exercised Incentive Stock Options may have, by such action, lost their status as Incentive Stock Options, and the Participant may recognize ordinary income for tax purposes as a result.

  (d) Form of Option. Whether the Option awarded is an Incentive Stock Option or a Non-Qualified Stock Option, which will constitute a binding determination as to the form of Option awarded.

  (e) Exercise of Options. Any Option awarded hereunder shall be exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as may be determined by the Committee and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and the applicable Option Agreement. Full payment may consist of such consideration and method of payment allowable under this Section 7. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 9.

  (f) Partial Exercise. An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

  (g) Leave of Absence. Except as may otherwise be provided in an Option Agreement, if an Option would first become exercisable while the Participant is absent from service on an approved leave of absence, the Participant shall not be permitted to exercise such Option until the Participant's return to active employment with the Company. Except as may otherwise be provided in an Option Agreement, if an Option had become exercisable before or as of the commencement of an approved leave of absence, the Participant may exercise such previously vested Option while on such leave. Whether a Participant is absent on a leave or has terminated employment shall be determined in accordance with the Company's regular personnel policies.

  (h) Share Certificates. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Participant, deliver to the Participant at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, a certificate or certificates representing the Shares for which the Option shall have been exercised.

  (i) Vesting

    (i) Any vesting conditions applicable to the Options evidenced thereby. To the extent that no vesting conditions are stated in the Option Agreement, the Options evidenced thereby shall be fully vested at grant. Any Option granted hereunder which is outstanding but not vested seven (7) years after the date of Award shall become vested at that time. Options may be exercised in any order elected by the Participant whether or not the Participant holds any unexercised Options under this Plan or any other plan of the Company.

    (ii) Notwithstanding any other provision of this Plan, no Option shall be (A) awarded under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (B) exercisable more than ten (10) years from the date of Award; provided, however, that if an Option that is intended to be an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the Award of such Option, owns stock possessing more than 10% of the total combined voting power for all classes of the Company's stock, the foregoing clause (B) shall be deemed modified by substituting "five (5) years" for the term "ten (10) years" that appears therein.

    (iii) No Option awarded to any Participant shall be treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value Per Share (determined as of the date of Award of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Participant for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value Per Share to exceed the

       $100,000 limitation, such Incentive Stock Options shall be taken into account in the order awarded. For purposes of this subsection, Incentive Stock Options include all Incentive Stock Options under all plans of the Company that are Incentive Stock Option plans within the meaning of section 422 of the Code.

  (j) Termination of Options.

    (1) Upon the Termination of Employment for any reason other than death, Disability or Cause, (A) any Options that were not exercisable at the date of Termination of Employment will expire automatically, (B) any exercisable Option intended to be an Incentive Stock Option will remain exercisable for ninety (90) days after the date of Termination of Employment and (C) any exercisable Option not intended to be an Incentive Stock Option shall remain exercisable for twelve (12) months after the date of Termination of Employment.

    (2) Upon the death of a Participant, (A) any Options that were not exercisable at the date of death will expire automatically, (B) any exercisable Option intended to be an Incentive Stock Option will remain exercisable for only ninety (90) days after the date of Termination of Employment and (C) any other exercisable Option may be exercised by the Participant's estate or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Participant, provided that such exercise occurs within both the remaining term of the Option and one year after the Participant's death.

    (3) Upon the Termination of Employment by reason of Disability, (A) any Options that were not exercisable at the date of Termination of Employment will expire automatically, (B) any exercisable Option intended to be an Incentive Stock Option will remain exercisable for only ninety (90) days after the date of Termination of Employment any other exercisable Option may be exercised within 36 months from the date of Termination of Employment.

    (4) Notwithstanding any other provision of this Plan, upon the Termination of Employment of any Participant for "Cause," all of that Participant's unexercised Options will terminate immediately upon the date such Termination of Employment and the Participant shall forfeit all Shares for which the Company has not yet delivered share certificates to the Participant. The Company shall refund to the Participant the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). The Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding that a Termination of Employment was for Cause.

  (k) Reload Options. Whether or not Reload Options are authorized with respect to the Options granted thereby.

Section 8. Determination of Fair Market Value Per Share of Common Stock.

  (a) If shares of Common Stock are listed on a national or regional securities exchange or traded through the NASDAQ National Market, the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock on the exchange or on the NASDAQ National Market, as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next preceding date on which there were reported share prices. If shares of Common Stock are traded in the over-the-counter market, the Fair Market Value Per Share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System), as applicable or, if there is no trading on such date, on the next preceding date on which there were reported share prices.

  (b) If Fair Market Value Per Share of Common Stock cannot be determined in accordance with Section 8(a), then the Fair Market Value Per Share of Common Stock shall be determined by the Committee in good faith and in its sole discretion. In no event shall this Section 8(b) require the Committee to obtain any expert or independent opinion with respect to the Fair Market Value Per Share of Common Stock.

Section 9. Adjustments.

  (a) Subject to required action by the Shareholders, if any, the number of Shares in the Pool and the number of Shares subject to outstanding Options and the Option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations, merger, consolidation, exchange of shares, or rights offered to purchase shares of Common Stock at a price substantially below Fair Market Value Per Share or any similar change affecting Common Stock.

  (b) No fractional Shares shall be issuable on account of any action mentioned in Section 9(a), and the aggregate number of Shares into which Shares then covered by the Award, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates with respect to any fractional Shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe. The Board, in its sole discretion, shall make appropriate equitable anti-dilution adjustments to the number of then-outstanding PSUs.

Section 10. Phantom Stock Units.

  (a) Awards and Administration. A PSU is the right to receive a cash award in in an amount equal to Value of the PSU on the date of exercise. The Committee shall determine the persons to whom and the time or times at which PSUs shall be awarded, the number of PSUs to be awarded to any such person, the duration of the period (the "performance period") during which, and the conditions under which, a Participant's right to PSUs will be vested, and the other terms and conditions of the award in addition to those set forth below. The Committee may condition the vesting of PSUs upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion. The provisions of PSU awards need not be the same with respect to each Participant, and such awards to individual Participants need not be the same in subsequent years.

  (b) Terms and Conditions. SUs awarded pursuant to this Section 10 shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Committee deems desirable:

    (i) Conditions. At the discretion of the Committee, the Participant shall have, with respect to each PSU, the right to receive any distributions or dividends, equal to any distributions or dividends actually paid in respect of outstanding shares of Common Stock while a PSU is outstanding.

    (ii) Transfer or Assignment. PSUs shall not be transferable nor assignable.

    (iii) Vesting. The Board, in its sole discretion, shall specify the performance period during which, and the conditions under which, the Participant's right to PSUs will be vested. At the expiration of the performance period, the Board, in its sole discretion, shall determine the extent to which the performance goals have been achieved, and the percentage of the PSUs of each Participant that have vested.

    (iv) Exercise. Upon exercise of a PSU, its Value shall be payable in cash. As a condition to payment, the Participant shall make appropriate arrangements to satisfy applicable federal, state, or local tax withholding requirements. Unless provided otherwise, PSUs may be exercised only on a December 31 or January 1 of the relevant year.

    (v) Termination of Employment. Upon a Participant's Termination of Employment, all that Participant's PSUs and any rights thereunder will be forfeited immediately.

Section 11. Reload Options.

  (a) Authorization of Reload Options. Concurrently with the award of Options, the Committee may authorize reload options ("Reload Option") to purchase for cash or shares a number of shares of Common Stock. The number of Reload Options shall equal (i) the number of shares of Common Stock used to exercise the underlying Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options or Incentive Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Options or Reload Options through the use of shares of Common Stock held by the optionee for at least 12 months. Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986.

  (b) Reload Option Amendment. Each Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Options. Upon the exercise of an underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Option Agreement.

  (c) Reload Option Price. The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value per Share of Common Stock on the date the grant of the Reload Option becomes effective.

  (d) Term and Exercise. Each Reload Option shall be fully exercisable six months from the effective date of its grant. The term of each Reload Option shall be equal to the remaining option term of the underlying Option.

  (e) Termination of Employment. No additional Reload Options shall be granted to any Optionee upon exercise of Options or Reload Options following any Termination of Employment.

Section 12. Rights as a Shareholder.

  A recipient of an Option Award or PSU shall have no rights as a Shareholder of the Company and shall neither have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

Section 13. Time of Awarding Options or PSUs.

  The date of an Award shall, for all purposes, be the date which the Committee specifies when the Committee makes its determination that an Award is made or if none is specified, then the date of the Committee's determination. Notice of the determination shall be given to each Employee to whom an Award is made within a reasonable time after the date of such Award.

Section 14. Modification, Extension and Renewal of Award.

  Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew an Award, or accept the surrender of an Award (to the extent not theretofore exercised). Notwithstanding the foregoing, (a) no modification of an Award which adversely affects the Participant shall be made without the consent of the Participant, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of section 422 of the Code, unless the Participant specifically acknowledges and consents to the tax consequences of such action.

Section 15. Purchase for Investment and Other Restrictions.

  (a) The obligation of the Company to issue Shares to a Participant upon the exercise of an Option granted under the Plan is conditioned upon:

    (i) the Company obtaining any required permit or order from appropriate United States, state and foreign governmental agencies or stock exchange or similar body, authorizing the Company to issue such Shares; and

    (ii) such issuance complying with all relevant provisions of applicable law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and any applicable foreign laws.

  (b) At the option of the Committee, the obligation of the Company to issue Shares to a Participant upon the exercise of an Option granted under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Participant. Among other representations, warranties, restrictions and agreements, the Participant may be required to represent and agree that the purchase of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act (and any similar law of a foreign jurisdiction applicable to the Participant), the Participant shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO BT FINANCIAL CORPORATION, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

If required under the laws of any jurisdiction in which the Participant resides, the certificate or certificates may bear any such legend.

Section 16. Transferability.

  No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. Options shall be exercisable only by Participant, or, in the event of his or her legal incapacity or Disability, then by the Participant's legal guardian or representative, or by a Participant's executor or administrator.

Section 17. Other Provisions.

  Each Option Agreement may contain such other provisions as the Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

Section 18. Power of Board in Case of Change of Control.

  In the event of a Change of Control, the Board shall have the authority, in its discretion, to accelerate the vesting of all unmatured Options or to accelerate the expiration date of all Options, whether or not matured. In addition, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company, the Board shall have the authority, in its discretion, to terminate this Plan and to (a) exchange all Options for options to purchase common stock in the successor corporation or
(b) distribute to each Participant cash and/or other property in an amount equal to and in the same form as the Participant would have received from the successor corporation if the Participant had owned the Shares subject to the Option rather than the Option at the time of the Change of Control, provided that any such amount paid to a Participant shall reflect the deduction of the exercise price the Participant would have paid to purchase such Shares. The form of payment or distribution to the Participant pursuant to this Section shall be determined by the Board.

Section 19. Amendment of the Plan.

  Insofar as permitted by law and the Plan, the Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option; provided, however, that without approval of the Shareholders by a majority of the votes cast at a duly held Shareholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), within one year (365 days) of the adoption of an amendment or revision by the Board, no such amendment or revision may change the aggregate number of Shares for which Options may be awarded hereunder, change the designation of the class of Employees eligible to receive Options or decrease the price at which Options may be awarded.

  The Committee may make Awards hereunder prior to approval of any amendment; provided, however, that any and all Options so awarded automatically shall be converted into Non-Qualified Stock Options if the amendment is not approved by such Shareholders within 365 days of its adoption.

  Any other provision of this Section 19 notwithstanding, the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the Incentive Stock Options or the Non-Qualified Stock Options available under the Plan continue to be treated as such, respectively, under all applicable laws.

Section 20. Application of Funds.

  The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes or such other purpose as may be determined by the Board.

Section 21. No Obligation to Exercise Option.

  The Award of an Option shall impose no obligation upon the Participant to exercise such Option.

Section 22. Approval of Shareholders.

  This Plan shall become effective on the date that it is adopted by the Board; provided, however, that it shall become limited to a Non-Qualified Stock Option plan if it is not approved by the shareholders of the Company within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present, either in person or by proxy. The Committee may make Awards hereunder prior to shareholder approval of the Plan; provided, however, that any and all Options so awarded automatically shall be converted into Non-Qualified Stock Options if the Plan is not approved by such Shareholders within 365 days of its adoption.

Section 23. Conditions Upon Issuance of Shares.

  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

Section 24. Reservation of Shares.

  The Company shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  The Company shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

Section 25. Stock Option Agreements.

  Options shall be evidenced by an Option Agreement in such form or forms as the Board shall approve from time to time.

Section 26. Taxes, Fees, Expenses and Withholding of Taxes.

  (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the Award of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

  (b) The Award of Options hereunder and the issuance of Shares pursuant to the exercise of Options is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Participant, any taxes required to be withheld under federal, state or local law as a result of the Award or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Participant is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Participant (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law, provided that such satisfaction of tax liability is made within 60 days of the date on which written notice of exercise has been given to the Company.

Section 27. Notices.

  Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Participant or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Participant and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

Section 28. No Enlargement of Participant Rights.

  This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Nothing contained in this Plan shall be deemed to give any Participant the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Participant thereof at any time subject to applicable law. No Participant shall have any right to or interest in Awards authorized hereunder prior to the Award thereof to such Participant, and upon such Award he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

Section 29. Information to Participants.

  The Company, upon request, shall provide without charge to each Participant copies of such annual and periodic reports as are provided by the Company to its Shareholders generally.

Section 30. Invalid Provisions.

  If any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

Section 31. Applicable Law.

  This Plan shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

  Executed this    day of       , 1998.

[CORPORATE SEAL]                       BT FINANCIAL CORPORATION

Attest:                                By:
       ----------------------------        ------------------------------------


                         ADOPTION AND APPROVAL OF PLAN

             Date Plan adopted by Board:
                                         ------------------------

             Date Plan approved by Shareholders:
                                                 ----------------

             Effective Date of Plan:
                                     ----------------------------

                                                                    EXHIBIT A-1

                NON-QUALIFIED STOCK OPTION AGREEMENT UNDER THE
              BT FINANCIAL CORPORATION 1998 EQUITY INCENTIVE PLAN

  BT Financial Corporation (the "Company"), hereby grants to [name] (the "Optionee") the option to purchase [number of shares] shares of the Company's common stock (the "Option"). The Option is subject to the terms set forth herein, and in all respects is subject to the terms and provisions of the BT Financial Corporation 1998 Equity Incentive Plan (the "Plan") applicable to non-qualified stock options, which terms and provisions are incorporated herein by this reference. Unless the context herein requires otherwise, the terms defined in the Plan shall have the same meanings herein.

  1. NATURE OF THE OPTION. The Option is intended to be a nonstatutory stock option for federal income tax purposes and is not intended to be an Incentive Stock Option described by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify the Optionee for any special tax benefits.

  2. DATE OF GRANT; TERM OF OPTION. This Option is granted as of [date of grant}, and it may not be exercised than later than the date that is ten (10) years after date of grant, subject to earlier termination, as provided in the Plan.

  3. OPTION EXERCISE PRICE. The exercise price to the Optionee to purchase, pursuant to this Agreement, one share of common stock of the Company is $[exercise price].

  4. RELOAD OPTIONS. This Option Agreement does not provide for the grant of any Reload Options.

  5. EXERCISE OF OPTION. The Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

    (A) RIGHT TO EXERCISE. The Option shall become exercisable on [exerise date].

    (B) METHOD OF EXERCISE. The Optionee may exercise the Option by providing written notice stating the election to exercise this Option, and making such representations and agreements as to the Optionee's investment intent with respect to the shares underlying the Option and to be purchased (the "Shares") as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price by check or such other consideration and method of payment as may be authorized by the Board pursuant to the Plan. The certificate(s) for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as may be required under applicable law.

    (C) PARTIAL EXERCISE. The Option may be exercised in whole or in part.


                                     A-1-1

    (D) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by or advisable under any applicable law or regulation.

  6. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

  7. CONTINUATION OF EMPLOYMENT OR ENGAGEMENT. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the service of the Company or limit, in any respect, the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

  8. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to the Plan) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

  9. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board or the Option Committee of the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

  10. ENTIRE AGREEMENT. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

  11. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.


                                     A-1-2

  12. AMENDMENT. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

  IN WITNESS WHEREOF, this Agreement has been executed by the parties on the
   day of        , 199 .

                                       BT FINANCIAL CORPORATION

                                       By:
                                           -----------------------------------

                                       Title:
                                              --------------------------------

                                       OPTIONEE

                                       ---------------------------------------
                                       Signature

                                       ---------------------------------------
                                       Printed Name

                                     A-1-3

                                ACKNOWLEDGMENT

  The Optionee acknowledges receipt of a copy of the BT Financial Corporation 1998 Equity Incentive Plan (the "Plan"), a copy of which is attached hereto, and represents that Optionee has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

Date:
      -----------------------------    ---------------------------------------
                                       Optionee



                                     A-1-4

                                                                    EXHIBIT A-2

                  INCENTIVE STOCK OPTION AGREEMENT UNDER THE
              BT FINANCIAL CORPORATION 1998 EQUITY INCENTIVE PLAN

  BT Financial Corporation (the "Company"), hereby grants to [name] (the "Optionee") the option to purchase [number of shares] shares of the Company's common stock (the "Option"). The Option is subject to the terms set forth herein, and in all respects is subject to the terms and provisions of the BT Financial Corporation 1998 Equity Incentive Plan (the "Plan") applicable to non-qualified stock options, which terms and provisions are incorporated herein by this reference. Unless the context herein requires otherwise, the terms defined in the Plan shall have the same meanings herein.

  13. NATURE OF THE OPTION. The Option is intended to be an Incentive Stock Option described by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

  14. DATE OF GRANT; TERM OF OPTION. This Option is granted as of [date of grant], and it may not be exercised than later than the date that is ten (10) years after date of grant, subject to earlier termination, as provided in the Plan.

  15. OPTION EXERCISE PRICE. The exercise price to the Optionee to purchase, pursuant to this Agreement, one share of common stock of the Company is $[exercise price].

  16. RELOAD OPTIONS. This Option Agreement does not provide for the grant of any Reload Options.

  17. EXERCISE OF OPTION. The Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

    (A) RIGHT TO EXERCISE. The Option shall become exercisable on [exercise date].

    (B) METHOD OF EXERCISE. The Optionee may exercise the Option by providing written notice stating the election to exercise this Option, and making such representations and agreements as to the Optionee's investment intent with respect to the shares underlying the Option and to be purchased (the "Shares") as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price by check or such other consideration and method of payment as may be authorized by the Board pursuant to the Plan. The certificate(s) for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as may be required under applicable law.

    (C) PARTIAL EXERCISE. The Option may be exercised in whole or in part.


                                     A-2-1

    (D) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by or advisable under any applicable law or regulation.

  18. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

  19. CONTINUATION OF EMPLOYMENT OR ENGAGEMENT. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the service of the Company or limit, in any respect, the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

  20. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to the Plan) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

  21. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board or the Option Committee of the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

  22. ENTIRE AGREEMENT. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

  23. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the application of the principles of conflicts of laws.


                                     A-2-2

  24. AMENDMENT. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

  25. CONVERSION TO NON-QUALIFIED OPTION. Notwithstanding anything to the contrary set forth herein, this Option is being granted subject to the condition that if the Plan is not approved by the shareholders of the Company within 365 days of the date that the Plan is adopted by the Board of Directors of the Company, this Option shall automatically be converted into a non-qualified stock option.

  26. EARLY DISPOSITION OF STOCK. Subject to the fulfillment by Optionee of any conditions limiting the disposition of Shares received under this Option, Optionee hereby agrees that if Optionee disposes of any Shares received under this Option within one (1) year after such Shares were transferred to Optionee or two (2) years after the date as of which this Option was granted, Optionee will notify the Company in writing within thirty (30) days after the date of such disposition.

  IN WITNESS WHEREOF, this Agreement has been executed by the parties on the
   day of        , 199 .

                                       BT FINANCIAL CORPORATION

                                       By:
                                           -----------------------------------

                                       Title:
                                              --------------------------------


                                       OPTIONEE

                                       ---------------------------------------
                                       Signature

                                       ---------------------------------------
                                       Printed Name



                                     A-2-3

                                ACKNOWLEDGMENT

  The Optionee acknowledges receipt of a copy of the BT Financial Corporation 1998 Equity Incentive Plan (the "Plan"), a copy of which is attached hereto, and represents that Optionee has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

Date:
      -----------------------------    ---------------------------------------
                                       Optionee



                                     A-2-4

                           BT FINANCIAL CORPORATION
                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 12, 1998

The undersigned hereby appoints John C. Cwik, Rowland H. Tibbott, Jr. and Thomas
A. Young and each of them, with full power of substitution in each, as proxy or proxies to represent the undersigned and to vote all shares of Common Stock of BT FINANCIAL CORPORATION which the undersigned would be entitled to vote if personally present and voting at the Annual Meeting of the Corporation's shareholders to be held on May 12, 1998, and at any adjournments thereof, upon all matters coming before the meeting. Said proxies are directed to vote as set forth below and, in their discretion, upon such matters as may properly come before the meeting.

1. ELECTION OF DIRECTORS (Four-year term). Nominees: G. Scott Baton, II, John H. Anderson, Edward L. Mears and Roger S. Nave.

    [_] VOTE FOR all nominees; except authority to vote is withheld from the following individual nominees (if any):

    ---------------------------------------------------------------------------

    [_] VOTE WITHHELD from all nominees.
                                                              PLEASE DATE AND
                                                            SIGN ON THE REVERSE

2.  APPROVAL OF THE BT FINANCIAL CORPORATION 1998 EQUITY INCENTIVE PLAN.

    [_] VOTE FOR the proposal.   [_] VOTE AGAINST the proposal.   [_] ABSTAIN.

                          (Continued from other side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION, WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR THE APPROVAL OF THE BT FINANCIAL CORPORATION 1998 EQUITY INCENTIVE PLAN. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.

                                         Dated
                                              ---------------------------------

                                         --------------------------------------

                                         --------------------------------------
                                                       SIGNATURE(S)


                                         Please sign EXACTLY as your name
                                         appears hereon. When signing as
                                         attorney, guardian, executor, trustee,
                                         etc. or as officer of a corporation,
                                         give full title as such. For joint
                                         accounts, please obtain both
                                         signatures.


           PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.